Exhibit 10.2
ADDENDUM NO. 7 TO
AMENDED AND RESTATED SERVICES AGREEMENT
        This Addendum No. 7 (this “Addendum”) is made and entered into as of the 30th day of April, 2020 (the “Addendum Effective Date”) by and between IHC Health Services, Inc., a Utah non-profit corporation, (“IMH” or sometimes referred to as “Intermountain” or “Intermountain Healthcare”) and R1 RCM Inc., a Delaware corporation, formerly known as Accretive Health, Inc. (“R1”) (each a “Party” and collectively, the “Parties”), pursuant to and subject to that certain Amended and Restated Services Agreement (as amended, referred to herein as the "Services Agreement") dated as of January 23, 2018, by and between the Parties.

        WHEREAS, the Services Agreement was amended by (i) Addendum No. 1 to Amended and Restated Services Agreement, effective as of April 30, 2018, (ii) Addendum No. 2 to Amended and Restated Services Agreement, effective as of June 18, 2018, (iii) Addendum No. 3 to Amended and Restated Services Agreement, effective as of September 27, 2018 and (iv) Addendum No. 4 to Amended and Restated Services Agreement, effective as of April 30, 2019, (v) Addendum No. 5 to Amended and Restated Services Agreement, effective as of December 31, 2019 and (vi) Addendum No. 6 to Amended and Restated Services Agreement, effective as of January 28, 2020.

        NOW THEREFORE, in consideration of the premises and mutual consents set forth below, the Parties hereby agree as follows:

1.Purpose.
This Addendum amends the process with respect to adjusting Metric No. 4 calculations and amends the Target Level for Service Level 12. When signed by both Parties, this Addendum shall be attached to, and deemed a part of, the Services Agreement. All other terms and conditions of the Services Agreement shall remain in full force and effect.
2.Amendments.
2.1Adjustments to [*****] Calculations. Effective as of the Addendum Effective Date, the Parties agree to delete Section 2.5(b) of Exhibit 11.1-B (Incentive Fees for Services) in its entirety and replace it with the following:

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

“After [*****] days but before [*****] days after the end of each Contract Year, the Parties will refresh the [*****] calculation for the entire Contract Year just completed. For the period [*****], the [*****] calculations will be refreshed as part of the standard monthly querying process with [*****]. For the period [*****], the calculations will be queried with [*****]. Upon the conclusion of the Scorecard Review Period for such Scorecard Calculations, such Scorecard Calculations and the amount of Incentive Fees shall be deemed final and binding upon the Parties with respect to the Actual Results reflected therein for [*****], and shall no longer be subject to any adjustment or revision. If the fees paid to R1 for such Contract Year are greater than the actual Incentive Fees for such Contract Year, then R1 will provide IMH with a credit for such difference on the next available invoice, whether such invoice is for the Base Fee or Incentive Fees. If the fees paid to R1 for such Contract Year are less than the actual Incentive Fees for such Contract Year, then R1 will invoice IMH for, and IMH will pay, such additional amount.”
2.2Target Levels. Effective as of January 1, 2020, the Parties agree to delete Section 4.12 of Exhibit 3.6 in its entirety and replace it with the following:
“4.12 Service Level 12: ‘Patient Registration Satisfaction Survey’ –
(i) for all Measurement Windows in [*****], (a) for the Emergency Department Registration Survey Score, greater than or equal to [*****]; and (b) for the Inpatient Registration Survey Score, greater than or equal to [*****]. For the avoidance of doubt, R1 must meet (i) and (ii) to achieve the Target Level for this Service Level.
(ii) for all Measurement Windows beginning in [*****] through the end of the Term, (a) for the Emergency Department Registration Survey Score, greater than or equal to [*****]; and (b) for the Inpatient Registration Survey Score, greater than or equal to [*****]. For the avoidance of doubt, R1 must meet (i) and (ii) to achieve the Target Level for this Service Level.”

SIGNATURE PAGE FOLLOWS

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by their respective duly authorized representatives as of the Addendum Effective Date.

IHC Health Services, Inc.	R1 RCM Inc.

By: /s/ Todd E Craghead	By: /s/ John Sparby
Name: Todd E Craghead	Name: John Sparby
Title: VP Revenue Cycle	Title: EVP Customer Operations, R1 RCM

SIGNATURE PAGE TO ADDENDUM 7 TO AMENDED AND RESTATED SERVICES AGREEMENT